Rule 497(e)

File Nos. 333-145333 and 811-22105

Individual Retirement Bonus VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by Great-West Life & Annuity Insurance Company

In connection with its COLI VUL-4 Series Account

SUPPLEMENT Dated December 6, 2013

To the Prospectus dated May 1, 2013

Effective immediately (the “Effective Date”), the Great-West Janus Large Cap Growth Fund has been renamed the Great-West Multi-Manager Large Cap Growth Fund (the “Fund”). In addition, Janus Capital Management, LLC will no longer serve as sub-adviser to the Fund. The sub-advisers to the Fund are now Pioneer Investment Management, Inc. and J.P. Morgan Investment Management Inc. Accordingly, the Fund description on page 16 in the Fund Investment Policies section of the Prospectus is deleted in its entirety and replaced with the following:

Great-West Multi-Manager Large Cap Growth Fund (Initial Class) (formerly known as Great-West Janus Large Cap Growth Fund) The Fund seeks long-term growth of capital. Pioneer Investment Management, Inc. and J.P. Morgan Investment Management Inc. are the sub-advisers to the Fund.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2013. Please keep this supplement for future reference.